                                                                 EXHIBIT 99.2


                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

RE:                                                     CASE NO.:  03-11585

BioTransplant Incorporated                              JUDGE: CJK
          Debtor-in-Possession.

--------------------------

DEBTOR(S)CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING AUGUST 31, 2003

COMES NOW,_______________________________________________________

Debtor-in-Possession, and hereby submits its Monthly Operating Report for the period commencing August 1, 2003 and ending August 31, 2003 as shown by the report and exhibits consisting of 14 pages and containing the following, as indicated:

/X/ Monthly Reporting Questionnaire (Attachment 1)

/X/ Comparative Balance Sheets (Forms OPR-1 & OPR-2)

/X/ Summary of Accounts Receivable (Form OPR-3)

/X/ Schedule of Post-petition Liabilities (Form OPR-4)

/X/ Income Statement (Form OPR-5)

/X/ Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 9/26/03                       DEBTOR(S)-IN-POSSESSION

                                     BY: /s/ Donald B. Hawthorne
                                         -------------------------------------
                                           (Signature)


                                     -----------------------------------------
                                           (Signature)

                                     Name & Title:  Donald B. Hawthorne
                                                    PRESIDENT & CEO
                                                    --------------------------
                                                       (Print or type)

                                     Address: 196 Boston Ave., Suite 2800
                                              Medford, MA 02155

                                     Telephone No.:  781-393-7651

                                                           ATTACHMENT 1 (Page 1)

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:        BIOTRANSPLANT INC. DEBTOR IN POSSESSION

CASE NUMBER:      03-11585

MONTH OF:         August 31, 2003

1.   PAYROLL:  State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title                                  Wages Paid              Taxes Withheld
     of Executive                                 Gross         Net         Due          Paid
     --------------                               -----         ---         ---          ----
     Donald B. Hawthorne                      $ 27,000.00    $ 14,728.50              $ 12,271.50
       -President & CEO

     TOTAL EXECUTIVE PAYROLL:___________________________________________________

2.   INSURANCE: Is workers' compensation and other insurance in effect? /X/ YES.
                Are payments current? YES. *If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                Policies remain same as reported in initial debtor report.

                *Based on late notices received

                                                                            Date
                     Carrier           Coverage        Expiration     Premium Coverage
     Type             Name        Amount      Policy #    Date        Amounts Pd. Thru
     ----            -------      ------      --------    ----        ----------------
     Homeowners
                    ------------------------------------------------------------------------

     Rental Property
                    ------------------------------------------------------------------------

     Liability                  N/A for August
                    ------------------------------------------------------------------------

     Vehicle
                    ------------------------------------------------------------------------

     Workers
     Compensation
                    ------------------------------------------------------------------------

     Other


                                                           ATTACHMENT 1 (PAGE 2)
                                                                REV. 1/92

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:      BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER:    03-11585

MONTH OF:       August 31, 2003

3.   BANK ACCOUNTS - Please see attached sheet

                                                              ACCOUNT TYPE
                               Operating      Tax       Payroll      Other       Total
                               ---------   ---------   ---------   ---------   ---------
     Bank Name                 _________   _________   _________   _________   _________

     Account#                  _________   _________   _________   _________   _________

BEGINNING BOOK BALANCE         _________   _________   _________   _________   _________

     PLUS: Deposits            _________   _________   _________   _________   _________

     LESS: Disbursements       _________   _________   _________   _________   _________

     Other:                    _________   _________   _________   _________   _________
      Transfers In (Out)

     ______________________    _________   _________   _________   _________   _________

ENDING BOOK BALANCE            _________   _________   _________   _________   _________

     4. Post-petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below (attach separate sheet if necessary). - none

          Payments To/On                        Amount       Date       Check#
          --------------                       ---------   ---------   ---------
          Professionals (attorneys,
           accountants, etc.):

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

          Pre-petition debts:

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

Case Name      BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION      ATTACHMENT 1
Case Number    03-11585 CJK
Month of:      August 31, 2003

                                                                              BTI_DIP Accounts
                                                      Fleet National Bank    -------------------
                                 Operating Account      Miltenyi Expense      Flexible Spending      Payroll Account
Bank Name                        Fleet National Bank       Reimburse         Fleet National Bank    Fleet National Bank    TOTAL
Account No.                          94292-73926          942933-8718           94192-73897        94292-73818

Beginning Book Balance     7/31/03   $ 2,296,792                                $       736        $         -         $ 2,397,528

Plus Deposits   Deposits             $   62,743
                Int. Income
Less Disbursements                   $  (40,156)                                $        -

May Payroll                          $  (27,288)                                                   $    27,288
                                                                                                   $   (27,288)

Transfers                              (100,000)          $100,000

                                     ---------------------------------------------------------------------------------------------
Outstanding Checks-
Ending Balance            31-July-03 $ 2,292,091          $100,000              $       736        $         -   $     $ 2,392,827
                                     =============================================================================================
Ending Book balance                  $ 2,292,091          $100,000              $       533                            $ 2,392,694
                                     ---------------------------------------------------------------------------------------------
                                                                                   (B)

NOTE: BioTransplant Incorporated instructed its banks to close all accounts and establish new ones per the court instructions.

NOTE: On the petition date, the debtor asked Fleet National Bank to establish three new accounts. Fleet National Bank did establish three new accounts for BioTransplant, however, they did not transfer the sum from our pre-petition accounts to the Debtor in Possession accounts. Per Fleet's internal Procedures, the accounts were not immediately closed, but were frozen as of the petition date so that no checks or other obligations could clear. Finally, on April 3, 2003, the pre-petition accounts were all closed and the funds were moved into the Debtor-in-Possession accounts.

(A) BioTransplant Incorporated segregated $100,000 into a new escrow account pursuant to an asset purchase agreement between Miltenyi and BioTransplant Incorporated and sale ordered as entered with the court on July 31, 2003.

(B) The net variance in the Flexible spending account is due to unreconciled difference which existed pre-petition.

(C) BioTransplant Incorporated segregated $100,000 into a new account pursuant to an asset purchase agreement between Miltenyi and BioTransplant Incorporated and sale ordered as entered with the court on July 31, 2003.

                                                                      FORM OPR-1

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION    COMPARATIVE BALANCE SHEETS

CASE NUMBER : 03-11585                             MONTH ENDED: 8/31/03

Please see attached

                                          FILING
                                            DATE     MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
ASSETS                                    _______   _______   _______   _______   _______   _______   _______

CURRENT ASSETS                            _______   _______   _______   _______   _______   _______   _______
 Cash

 Other negotiable instruments (i.e
   CD's Treasury bills, etc.)             _______   _______   _______   _______   _______   _______   _______

 Accounts Receivable, Net (OPR-3)         _______   _______   _______   _______   _______   _______   _______

  Less allowance for doubtful accounts    _______   _______   _______   _______   _______   _______   _______

  Inventory, at cost                      _______   _______   _______   _______   _______   _______   _______

  Prepaid expenses and deposits           _______   _______   _______   _______   _______   _______   _______

  Investments                             _______   _______   _______   _______   _______   _______   _______

  Other: ______________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL CURRENT ASSETS                   _______   _______   _______   _______   _______   _______   _______

PROPERTY, PLANT AND EQUIPMENT, AT COST    _______   _______   _______   _______   _______   _______   _______

 Less Accumulated Depreciation            _______   _______   _______   _______   _______   _______   _______

  NET PROPERTY, PLANT AND EQUIPMENT       _______   _______   _______   _______   _______   _______   _______

OTHER ASSETS                              _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL ASSETS                           _______   _______   _______   _______   _______   _______   _______

* Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

                                                                      FORM OPR-2

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION    COMPARATIVE BALANCE SHEETS
CASE NUMBER: 03-11585                              MONTH ENDED: 8/31/03

     Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH

LIABILITIES                               _______   _______   _______   _______   _______   _______   _______

POST PETITION LIABILITIES(OPR-4)            -0-     _______   _______   _______   _______   _______   _______

PRE PETITION LIABILITIES
 Priority Debt                            _______   _______   _______   _______   _______   _______   _______

 Secured Debt                             _______   _______   _______   _______   _______   _______   _______

 Unsecured Debt                           _______   _______   _______   _______   _______   _______   _______

  TOTAL PRE PETITION LIABILITIES          _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES                      _______   _______   _______   _______   _______   _______   _______

SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK                          _______   _______   _______   _______   _______   _______   _______

 COMMON STOCK                             _______   _______   _______   _______   _______   _______   _______

 PAID-IN CAPITAL                          _______   _______   _______   _______   _______   _______   _______

 RETAINED EARNINGS
  Through Filing Date                     _______   _______   _______   _______   _______   _______   _______

  Post Filing Date                        _______   _______   _______   _______   _______   _______   _______

   TOTAL SHAREHOLDERS' EQUITY             _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES AND                  _______   _______   _______   _______   _______   _______   _______
    SHAREHOLDERS' EQUITY

                                                                      FORM OPR-1
                                                                      FORM OPR-2

CASE NAME    BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION
CASE NUMBER  03-211585 CJK
                 AUGUST 31, 2003

CASE NAME    ELIGIX INCORPORATED DEBTOR IN POSSESSION
CASE NUMBER  03-211584 CJK

While the cases for Bankruptcy purposes are separate, BioTransplant and Eligix report on a consolidated basis for tax and Securities and Exchange Commission purposes. Accordingly, and because these reports will be disclosed under SEC 8-K filings, BTI and ELIGIX are filing these MOR's to reflect figures both on consolidated and stand alone bases

                                                                                               MARCH 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,992,428                    $    2,992,428
       Accounts Receivable                                                           251,850           11,900          239,950
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 240,262                           240,262
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,992,015           11,900        3,980,115

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                0
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,854

       Other Assets
           Deposits                                                                  128,000          128,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,521,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                         $     16,048,922   $    2,089,110   $   13,959,812
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $         32,682   $        6,767   $       25,915
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                      1,089,049                         1,089,049
           Unsecured Debt-received post 2/27/03                                        1,227                             1,227
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,357,280           29,662        2,327,618
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,197,335           36,429        7,160,906
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
                          Retained Earnings                                                                                  -
                          Through Filing Date                                   (153,252,212)                     (153,252,212)
                          Adj. to RE pre-petition
                          Post Filing Date                                          (179,854)               -         (173,087)
                          ELIGIX Unadj. Retained Earnings-at Filing Date                   -        2,059,448       (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing Date                             (6,767)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,851,587        2,052,681        6,798,906
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     16,048,922   $    2,089,110   $   13,959,812
                                                                            ==================================================

                                                                                               APRIL 30, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,810,351                    $    2,810,351
       Accounts Receivable                                                           250,372           11,900          238,472
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                  89,368                            89,368
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,657,566           11,900        3,645,666

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                -
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,621,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                         $     15,593,473   $    1,968,110   $   13,625,363
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        378,739   $       14,243   $      364,496
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                        895,788                           895,788
           Unsecured Debt-received post 2/27/03                                        2,060                             2,060
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,164,852           29,662        2,135,190
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,350,964           43,905        7,307,059
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
           Retained Earnings                                                                                                 -
                    Through Filing Date                                        (153,252,212)                     (153,252,212)
                    Adj. to RE pre-petition                                         174,203                           174,203
                    Post Filing Date                                               (963,134)               -         (827,892)
                    ELIGIX Unadj. Retained Earnings-at Filing Date                2,059,448       (2,059,448)
                    ELIGIX Unadj. Retained Earnings-Post Filing Date               (135,243)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,242,510        1,924,206        6,318,304
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,593,473   $    1,968,110    $  13,625,363
                                                                            ==================================================

                                                                                               MAY 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,700,387                    $ 2,700,387
       Accounts Receivable                                                           250,372           11,900       238,472
       Less allowances for DA                                                              -                              -
       Inventory at Cost                                                             507,475                -       507,475
       Prepaid Expenses and Deposits                                                 229,996                        229,996
       Investments                                                                         -                              -
       Other                                                                                                              -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,688,230           11,900     3,676,330

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                      7,388,148
           Eligix Assets                                                           1,949,210        1,949,210             -
           Less Accumulated Depreciation                                          (6,172,494)                    (6,172,494)(A)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210     1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000             -
           Intangible Assets                                                       6,142,856                      6,142,856(A)
           Goodwill                                                                2,621,187                      2,621,187(A)
                                                                            --------------------------------------------------
       Total Assets                                                               15,624,137        1,968,110    13,656,027
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        748,237   $       14,388   $   733,849
       Pre-Petion Liabilities                                                                                             -
           Priority Debt                                                              11,805                         11,805
           Secured Debt                                                                    -           11,553             -
           Unsecured Debt                                                          1,255,199           18,109     1,225,537
           Unsecured Debt-Accrued Liabilities                                        893,130                        893,130
           Unsecured Debt-received post 2/27/03                                       15,447                         15,447
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,175,581           29,662     2,148,578
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                      4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,731,191           44,050     7,689,800
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                     -
           Deferred Compensation                                                    (851,412)                      (851,412)(E)
           Preferred Stock                                                                 -                              -
           Common Stock                                                              256,184                        256,184
           Paid in Capital                                                       162,878,881                    162,878,881
           Retained Earnings                                                                                              -
                    Through Filing Date                                         (153,252,212)                  (153,252,212)
                    Adj. to RE pre-petition                                          160,815                        160,815
                    Post Filing Date                                              (1,299,310)               -    (1,163,922)
                    ELIGIX Unadj. Retained Earnings-at Filing Date                 2,059,448       (2,059,448)   (2,059,448)
                    ELIGIX Unadj. Retained Earnings-Post Filing Date                                 (135,388)            -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  7,892,946        1,924,061     5,966,226
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,624,137   $    1,968,110   $13,656,026
                                                                            ==================================================


                                                          JUNE 30, 2003                                 JULY 31, 2003
                                         CONSOLIDATED BTI   ELIGIX      BTI ONLY      CONSOLIDATED BTI    ELIGIX    BTI ONLY
       Cash                              $  2,462,160                 $ 2,462,160          $  2,397,325            $  2,397,325
       Accounts Receivable                    179,795       11,900        167,895               119,795     11,900      107,895
       Less allowances for DA                       -                           -                     -                       -
       Inventory at Cost                      507,475            -        507,475               507,475          -      507,475
       Prepaid Expenses and Deposits          213,445                     213,445               193,144                 193,144
       Investments                                  -                           -                     -                       -
       Other                                                                    -                                             -
                                                                                -                                             -
                                         --------------------------------------------------------------------------------------
       Total Current Assets                 3,362,875       11,900      3,350,975             3,217,739     11,900    3,205,839

       Property, Plant and Equipment                                                                                          -
           BioTransplant                    7,388,148                   7,388,148             7,388,148               7,388,148
           Eligix Assets                    1,949,210    1,949,210              -             1,949,210  1,949,210            -
           Less Accumulated Depreciation   (6,172,494)                 (6,172,494)(A)        (6,172,494)             (6,172,494)(A)
                                         --------------------------------------------------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210      1,215,654             3,164,864  1,949,210    1,215,654
                                                                                                                              -
       Other Assets                                                                                                           -
           Deposits                             7,000        7,000              -                 7,000      7,000            -
           Intangible Assets                6,142,856                   6,142,856(A)          6,142,856               6,142,856 (A)
           Goodwill                         2,621,187                   2,621,187(A)          2,621,187               2,621,187 (A)
                                         --------------------------------------------------------------------------------------
       Total Assets                        15,298,782    1,968,110     13,330,672           $15,153,646 $1,968,110  $13,185,536
                                         ======================================================================================

       Liabilities
       Post Petition Liabilities         $    700,333   $   17,430    $   682,803           $   793,280 $   17,904  $   775,376
       Pre-Petition Liabilities                                                 -                                             -
           Priority Debt                       11,805                      11,805(D)             11,805                  11,805 (D)
           Secured Debt                             -       11,553              -(C)                  -     11,553            - (C)
           Unsecured Debt                   1,256,199       18,109      1,225,537             1,255,199     18,109    1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                     893,130(B)(F)         893,130                 893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        21,526            -         21,526                30,405          -       30,405
                                          -------------------------------------------------------------------------------------
           Total Pre-Petition Liabilities   2,181,660       29,662      2,151,998             2,190,539     29,662    2,160,877
                                          -------------------------------------------------------------------------------------
                                                                                                                              -
           Deferred Revenue                 4,807,373                   4,807,373(A)          4,807,373               4,807,373 (A)
                                                                                                                              -
                                          -------------------------------------------------------------------------------------
           Total Liabilities                7,689,366       47,092      7,642,274             7,791,192     47,566    7,743,626
                                          -------------------------------------------------------------------------------------
                                                                                                                              -
       Shareholder's Equity (Deficit)                                           -                                             -
           Deferred Compensation             (851,412)                   (851,412)(E)          (851,412)               (851,412)(E)
           Preferred Stock                          -                           -                     -                       -
           Common Stock                       256,241                     266,241               256,241                 256,241
           Paid in Capital                162,879,450                 162,879,450           162,879,450             162,879,450
           Retained Earnings                                                    -                                             -
               Through Filing Date       (153,252,212)               (153,252,212)(A)      (153,252,212)           (153,252,212)(A)
               Adj. to RE pre-petition        154,736                     154,736 (F),(F1)      145,857                 145,857 (F)
               Post Filing Date            (1,577,367)           -      1,438,967            (1,815,470)         -   (1,676,566)
               ELIGIX Unadj. Retained
               Earnings - at Filing Date           -     2,059,448    (2,059,448)                     -  2,059,448   (2,059,448)
               ELIGIX Unadj. Retained
               Earnings - Post Filing Date                (138,430)            -                          (138,904)           -
                                          -------------------------------------------------------------------------------------
       Total Shareholder's Equity           7,609,416    1,921,016     5,686,398              7,362,454  1,920,544    5,441,910
                                          -------------------------------------------------------------------------------------
                                                    -                          -                      -                       -
                                          -------------------------------------------------------------------------------------
       Total Liabilities and
       Shareholders Equity                $15,298,782   $1,968,110   $13,330,671           $ 15,153,646 $1,968,110 $ 13,185,536
                                          =====================================================================================

                                                          AUGUST 31, 2003
                                         CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                              $      2,392,624                    $    2,392,624
       Accounts Receivable                         59,795           11,900           47,895
       Less allowances for DA                                            -                -
       Inventory at Cost                          507,475                -          507,475
       Prepaid Expenses and Deposits              172,843                           172,843
       Investments                                      -                                 -
       Other                                                                              -
                                         --------------------------------------------------
       Total Current Assets                     3,132,737           11,900        3,120,837

       Property, Plant and Equipment
           BioTransplant                        7,388,148                         7,388,148
           Eligix Assets                        1,949,210        1,949,210                -
           Less Accumulated Depreciation       (6,172,494)                       (6,172,494)  (A)
                                         --------------------------------------------------
           Net Property, Plant and Equipment    3,164,864        1,949,210        1,215,854

       Other Assets
           Deposits                                 7,000            7,000                -
           Intangible Assets                    6,142,856                         6,142,856
           Goodwill                             2,621,187                         2,621,187  (A)
                                         --------------------------------------------------
       Total Assets                      $     15,068,644   $    1,968,110   $   13,100,534
                                         ==================================================

       Liabilities
       Post Petition Liabilities         $        915,559   $       18,225   $      897,334
       Pre-Petion Liabilities                                                             -
           Priority Debt                           11,805                            11,805  (D)
           Secured Debt                                 -           11,553                -  (C)
           Unsecured Debt                       1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued
           Liabilities                            893,130                           893,130  (B)
           Unsecured Debt-received
           post 2/27/03                            30,405                            30,405
                                         --------------------------------------------------
           Total Pre-Petition
           Liabilities                          2,190,539           29,662        2,160,877
                                         --------------------------------------------------

           Deferred Revenue                     4,807,373                         4,807,373  (A)
                                         --------------------------------------------------
           Total Liabilities                    7,913,471           47,413        7,866,058
                                         --------------------------------------------------

       Shareholder's Equity (Deficit)
           Deferred Compensation                 (851,412)                         (851,412) (E)
           Preferred Stock                              -                                 -
           Common Stock                           256,241                           256,241
           Paid in Capital                    162,879,450                       162,879,450
               Retained Earnings                       -                                  -
               Through Filing Date           (153,252,212)                     (153,252,212) (A)
               Adj. to RE pre-petition
               Post Filing Date                   145,857                -          145,857  (F)
               ELIGIX Unadj. Retained
               Earnings-at Filing Date         (2,022,751)               -       (1,883,526)
               ELIGIX Unadj. Retained
               Earnings-Post Filing Date                -        2,059,448       (2,059,448)
                                                                  (139,225)               -
                                         --------------------------------------------------
       Total Shareholder's Equity               7,155,173        1,920,697        5,234,476
                                         --------------------------------------------------
                                                        -                                 -
                                         --------------------------------------------------
       Total Liabilities and
       Shareholders Equity               $     15,068,644   $    1,968,110   $   13,100,534
                                         ==================================================

       (A) Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated. As of May 28, 2003, Biotransplant Incorporated has not closed its December 31, 2002 accounting records as a results of a delay in completing the 2002 year end audit due to chapter 11 filing.

       The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue
       (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

       (B) We expect this amount will also be adjusted downward upon the completion of our 2002 year end audit.

       (C) Plus undetermined value of debt secured by Collateral for BioTransplant Incorporated.

       (D) Amount reflects joint obligation of BioTransplant Incorporated and Eligix, Inc. for tax and SEC reporting purposes.

       (E) Deferred compensation is the net amount of expense to be amortized and recognized relating to stock based compensation granted by BTI to its employees.

       (F) $107,000 of accrued vacation was reversed in April. It related to pre-petition period. All of the accrued vacation sums were paid in January 03. $67,000 of pre-petition accrued legal fees were reversed as they had been paid pre-petition. $13,388 of new invoices received which related to expenses incurred during pre-petition period.

                                                                      FORM OPR-3

CASE NAME: BIOTRANSPLANT INC. DEBTOR IN POSSESSION   SUMMARY ACCOUNTS RECEIVABLE


CASE NUMBER:  03-11585                              MONTH ENDED: 8/31/03

                                                          0-30         31-60          61-90         OVER
                                            TOTAL         DAYS         DAYS           DAYS        90 DAYS
DATE OF FILING: 2/27/03                  $  445,958    __________    __________    __________   $  445,958

 Allowance for doubtful accounts           (190,578)   (_________)   (_________)   (_________)    (190,578)

MONTH: 3/31/03                           $  239,250    __________    __________    __________   $  239,250*

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

        *allowance for doubtful accounts listed as of filing have been re-classified as collectable as a result of developments in chapter 11.

MONTH: 4/30/03                          $   238,472    __________    __________    __________  $   238,472(1)

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

(1) Pre-petition item booked as receivable when it should have been expensed.

MONTH: 5/31/03                          $   238,472    __________    __________    __________  $   238,472

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 6/30/03                          $   167,895    __________    __________    __________  $   167,895

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 7/31/03                          $   107,895    __________    __________   __________   $   107,895




 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 8/31/03                          $    47,895    __________    __________    __________  $    47,895

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

Note: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4

CASE NAME: BIOTRANSPLANT INC. DIP.         SCHEDULE OF POST PETITION LIABILITIES

CASE NUMBER: 03-11585                      MONTH ENDED: 8/31/03

                                     DATE       DATE       TOTAL      0-30      31-60      61-90       OVER
                                   INCURRED     DUE         DUE       DAYS       DAYS       DAYS     90 DAYS
TAXES PAYABLE
 Federal Income Taxes              ________   ________   ________   ________   ________   ________   ________

 FICA - Employer's share           ________   ________   ________   ________   ________   ________   ________

 FICA - Employee's share           ________   ________   ________   ________   ________   ________   ________

 Unemployment Tax                  ________   ________   ________   ________   ________   ________   ________

 State Income Tax                  ________   ________   ________   ________   ________   ________   ________

 State Sales & Use Tax             ________   ________   ________   ________   ________   ________   ________

 State ____ Tax                    ________   ________   ________   ________   ________   ________   ________

 Personal Property Tax             ________   ________   ________   ________   ________   ________   ________

   TOTAL TAXES PAYABLE             ________   ________   ________   ________   ________   ________   ________

POSTPETITION SECURED DEBT          ________   ________   ________   ________   ________   ________   ________

POSTPETITION UNSECURED DEBT        8/31/03    ________  $ 897,336   ________   ________   ________   ________

ACCRUED INTEREST PAYABLE           ________   ________   ________   ________   ________   ________   ________

TRADE ACCOUNTS PAYABLE & OTHER:
 (list separately*)

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

 TOTALS                            ________   ________  $ 897,336   ________   ________   ________   ________

* Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

                                                                      FORM OPR-5

CASE NAME:  BIOTRANSPLANT INC. DIP                    INCOME STATEMENT

CASE NUMBER: 03-11585                                 MONTH ENDED   8/31/03

Please see attached

                                                                                                      FILING
                                     MONTH     MONTH      MONTH      MONTH      MONTH      MONTH     TO DATE
                                   ________   ________   ________   ________   ________   ________   ________

NET REVENUE (INCOME)               ________   ________   ________   ________   ________   ________   ________

COST OF GOODS SOLD
 Materials                         ________   ________   ________   ________   ________   ________   ________

 Labor - Direct                    ________   ________   ________   ________   ________   ________   ________

 Manufacturing Overhead            ________   ________   ________   ________   ________   ________   ________

   TOTAL COST OF GOODS SOLD        ________   ________   ________   ________   ________   ________   ________

GROSS PROFIT                       ________   ________   ________   ________   ________   ________   ________

OPERATING EXPENSES
 Selling and Marketing             ________   ________   ________   ________   ________   ________   ________

 General and Administrative        ________   ________   ________   ________   ________   ________   ________

 Other:______________              ________   ________   ________   ________   ________   ________   ________

   TOTAL OPERATING EXPENSES        ________   ________   ________   ________   ________   ________   ________

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ________   ________   ________   ________   ________   ________   ________

INTEREST EXPENSE                   ________   ________   ________   ________   ________   ________   ________

DEPRECIATION                       ________   ________   ________   ________   ________   ________   ________

INCOME TAX EXPENSE (BENEFIT)       ________   ________   ________   ________   ________   ________   ________

EXTRAORDINARY INCOME (EXPENSE)*    ________   ________   ________   ________   ________   ________   ________

    NET INCOME (LOSS)              ________   ________   ________   ________   ________   ________   ________

Requires Footnote

                                                                      FORM OPR-5

CASE NAME       BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER     03-11585 CJK
                INCOME STATEMENT

MONTH ENDED     AUGUST 31, 2003

                                   March 31, 2003   April 30, 2003   May 31, 2003    June 30, 2003   July 31 2003  August 31, 2003
Net Revenue                         $         -      $        -       $    8,330     $       0        $             $       -

Cost of Goods Sold
                  Materials
                  Labor-Direct
                  Manufacturing OH
                  Total Cost
                  of Goods Sold

Gross Profit                                  -               -                -

Operating Expenses

                  Selling and Marketing       -               -                -
                  General and
                  Administrative        174,125         652,263(A)       344,361       275,035         237,609        206,960
                  Other

                  Total Operating
                  Expenses              174,125         652,263          344,361(B)    275,035         237,609        206,960

INCOME BEFORE INTEREST, DEPRECIATION,
 TAXES OR EXTRAORDINARY EXPENSES        174,125(A)      652,263          344,361       275,035         237,609        206,960

Interest Expense                              -           2,816               -

Depreciation                                  -               -               -              (B)

Income Tax Expense (Benefit)                  -               -               -

Extraordinary Income(Expense)                 -               -               -

Interest Income                           1,038             273               -
                                 --------------  --------------   --------------     ---------       ---------      ---------
Net Income (Loss)                $     (173,086) $     (654,805)  $    (336,031)     $(275,035)      $(237,609)     $(206,960)
                                 ==============  ==============   ==============     =========       =========      =========

(A) Includes legal expenses of approximately $444,000 of which approximately $316,000 was due and payable ($120,000 to Cohn Khoury Madoff and Whitsell, $137,000 to Hale and Dorr, $43,000 to Goodwin Proctor, $16,000 to Carella Byrne).

(B) As of June 30, 2003, BioTransplant Incorporated has not closed its December 31, 2002 accounting records.


The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

                                                                      FORM OPR-6

CASE NAME:     BIOTRANSPLANT INCORPORATED  STATEMENT OF SOURCES AND USES OF CASH
               DIP
                                           MONTH ENDED: 8/31/03
CASE NUMBER:   03-11585

PLEASE SEE ATTACHED


                                    MONTH      MONTH      MONTH      MONTH      MONTH       MONTH      MONTH     MONTH     MONTH
                                   ________   ________   ________   ________   ________   ________   ________   _______   _______

SOURCES OF CASH
 Income (Loss) From Operations     ________   ________   ________   ________   ________   ________   ________   _______   _______
  Add: Depreciation, Amortization
       & Other Non-Cash Items      ________   ________   ________   ________   ________   ________   ________   _______   _______

OPERATIONS                         ________   ________   ________   ________   ________   ________   ________   _______   _______

 Add: Decrease in Assets:
      Accounts Receivable          ________   ________   ________   ________   ________   ________   ________   _______   _______

      Inventory                    ________   ________   ________   ________   ________   ________   ________   _______   _______

      Prepaid Expenses & Deposits  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Property, Plant & Equipment  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Other                        ________   ________   ________   ________   ________   ________   ________   _______   _______

   Increase in Liabilities:
      Pre Petition Liabilities     ________   ________   ________   ________   ________   ________   ________   _______   _______

      Post Petition Liabilities    ________   ________   ________   ________   ________   ________   ________   _______   _______

    TOTAL SOURCES OF CASH (A)      ________   ________   ________   ________   ________   ________   ________   _______   _______

USES OF CASH
 Increase in Assets:
   Accounts Receivable             ________   ________   ________   ________   ________   ________   ________   _______   _______

   Inventory                       ________   ________   ________   ________   ________   ________   ________   _______   _______

   Prepaid Expenses & Deposits     ________   ________   ________   ________   ________   ________   ________   _______   _______

   Property, Plant & Equipment     ________   ________   ________   ________   ________   ________   ________   _______   _______

   Other                           ________   ________   ________   ________   ________   ________   ________   _______   _______

Decrease in Liabilities:
 Pre Petition Liabilities          ________   ________   ________   ________   ________   ________   ________   _______   _______

 Post Petition Liabilities         ________   ________   ________   ________   ________   ________   ________   _______   _______

      TOTAL USES OF CASH (B)       ________   ________   ________   ________   ________   ________   ________   _______   _______

NET SOURCE (USE)
 OF CASH (A-B = NET)               ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - BEGINNING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - ENDING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

                                                                      FORM OPR-6

CASE NAME        BIOTRANSPLANT INCORPORATED DEBTOR IN POSSESSION

CASE NUMBER      03-11585 CJK

                      STATEMENT OF SOURCES AND USES OF CASH

MONTH ENDED AUGUST 31, 2003

                                    MARCH 31, 2003  APRIL 30, 2003  MAY 31, 2003   JUNE 30, 2003  JULY 31, 2003  AUGUST 31, 2003
SOURCES OF CASH
             Income (Loss)
             From Operations        $  (173,087)    $  (654,805)    $  (336,031)   $  (275,035)   $  (237,609)    $  (206,960)
             Add: Depreciation,
                  Amortization
                  & Other                 5,287          24,445          20,386         20,301         20,301          20,301
             Non-Cash Items                               1,478               -
                                                          2,803
OPERATIONS
  Add:       Decrease in Assets:
             Accounts Receivable        255,379               -               -         70,577         60,000          60,000
             Inventory                        -               -               -
             Prepaid Expenses &
             Deposits                     7,050         125,000
             Property, Plant
             and Equipment                    -               -
             Other                            -          13,828

             Increase in Liabilities
             Pre-Petition Liabilities         -               -(A)            -               (C)            (D)             (D)
             Post Petition Liabilities   25,915         338,581         369,353
             Other: Exercise of
             options                                                                       626         92,473

             TOTAL SOURCES OF CASH (A)  120,544        (148,670)         53,708       (183,531)       (64,835)         (4,701)

USES OF CASH
             Increase in Assets:
             Accounts Receivable              -               -               -
             Inventory                        -               -               -
             Prepaid Expenses &
             Deposits                         -          15,183          161,014         3,750                              -
             Property, Plant and
             Equipment
             Other                            -               -               -

             Decrease in Liabilities
             Pre-Petition Liabilities         -          17,152(B)         2,658
             Post Petition Liabilities        -           1,072                         50,946                              -

             TOTAL USES OF CASH (B)           -          33,407          163,672        54,696                              -

NET SOURCE (USE) OF CASH
(A-B=NET)                         $     120,544     $  (182,077)    $   (109,964)   $ (238,227)  $    (64,835)         (4,701)

CASH-BEGINNING BALANCE            $   2,871,884     $ 2,992,428     $  2,810,351    $2,700,837   $  2,462,160      $2,397,325
CASH-ENDING BALANCE               $   2,992,428     $ 2,810,351     $  2,700,387    $2,462,160   $  2,397,325      $2,397,624

(A) Increase of $833 in pre-petition liabilities is offset against beginning retained earnings balance as it relates to expenses incurred during pre-petition (prior to 2/27/03) period. Therefore it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

(B) Decrease of $107,000 and $67,000 in pre-petition accrued liabilities is offset against beginning retained earnings balance as it relates to expenses to have been offset during pre-petition (prior to 2/27/03) period. Therefore, it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

(C) Increase of $6,079 in pre-petition liabilities is offset against beginning retained earnings balance as it relates to expenses incurred during pre-petition (prior to 2/27/03) period. Therefore it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

(D) Increase of $8,879 in pre-petition liabilities is offset against beginning retained earnings balance as it relates to expenses incurred during pre-petition period (prior to 2/27/03). Therefore, it is properly not reflected in the monthly Statement of Sources and Uses of Cash.

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

RE:                                                     CASE NO.:  03-11584

Eligix Incorporated                                     JUDGE: CJK
                Debtor in Possession
_____________________________

DEBTOR(S)CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING August 31, 2003

COMES NOW,_______________________________________________________

Debtor-in-Possession, and hereby submits its Monthly Operating Report for the period commencing August 1, 2003 and ending August 31, 2003 as shown by the report and exhibits consisting of 13 pages and containing the following, as indicated:

/X/ Monthly Reporting Questionnaire (Attachment 1)

/X/ Comparative Balance Sheets (Forms OPR-1 & OPR-2)

/X/ Summary of Accounts Receivable (Form OPR-3)

/X/ Schedule of Post-petition Liabilities (Form OPR-4)

/X/ Income Statement (Form OPR-5)

/X/ Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  9/26/03                       DEBTOR(S)-IN-POSSESSION
     ---------------
                                     BY: /s/ Donald B. Hawthorne
                                         -------------------------------------
                                            (Signature)


                                     -----------------------------------------
                                            (Signature)

                                     Name & Title: Donald B. Hawthorne,
                                                   PRESIDENT & CEO
                                                   ---------------------------
                                                     (Print or type)

                                     Address: 196 Boston Ave.
                                             ---------------------------------
                                              Medford, MA 02155
                                             ---------------------------------

                                     Telephone No.:  781-393-7651
                                                   ---------------------------

                                                           ATTACHMENT 1 (Page 2)
                                                                REV. 1/92

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:      Eligix Incorporated Debtor in Possession

CASE NUMBER:    03-11584 CJK

MONTH OF:       August 31, 2003
                    Note 1

3.   BANK ACCOUNTS

                                                              ACCOUNT TYPE
                               Operating      Tax       Payroll      Other       Total
                               ---------   ---------   ---------   ---------   ---------
     Bank Name            (1)  Eligix Inc does not have any bank accounts or Cash under its own name, and it does not have any employees on stand alone operations of its own. Its assets serve to support,
                               and are being developed by, BTI its Corporate parent.

     Account#                  In prepetition period, Eligix Inc. and BTI were reported
                               as a consolidated group for tax & SEC purposes.

BEGINNING BOOK BALANCE

     PLUS: Deposits

     LESS: Disbursements

     Other:
      Transfers In (0ut)

     ______________________

ENDING BOOK BALANCE

     4. Post-petition Payments: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below (attach separate sheet if necessary).

          Payments To/On                        Amount       Date       Check#
          --------------                       ---------   ---------   ---------
          Professionals (attorneys,
           accountants, etc.);

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

          Pre-petition debts:

          _________________________________    _________   _________   _________

          _________________________________    _________   _________   _________

                                                                      FORM OPR-1

CASE NAME: Eligix Inc. Debtor in Possession           COMPARATIVE BALANCE SHEETS

CASE NUMBER:  03-11584                           MONTH ENDED: AUGUST 31, 2003

Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH
ASSETS                                    _______   _______   _______   _______   _______   _______   _______

CURRENT ASSETS                            _______   _______   _______   _______   _______   _______   _______
 Cash

 Other negotiable instruments (i.e
   CD's, Treasury bills, etc.)            _______   _______   _______   _______   _______   _______   _______

 Accounts Receivable, Net (OPR-3)         _______   _______   _______   _______   _______   _______   _______

  Less allowance for doubtful accounts    _______   _______   _______   _______   _______   _______   _______

  Inventory, at cost                      _______   _______   _______   _______   _______   _______   _______

  Prepaid expenses and deposits           _______   _______   _______   _______   _______   _______   _______

  Investments                             _______   _______   _______   _______   _______   _______   _______

  Other: ______________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL CURRENT ASSETS                   _______   _______   _______   _______   _______   _______   _______

PROPERTY, PLANT AND EQUIPMENT, AT COST    _______   _______   _______   _______   _______   _______   _______

 Less Accumulated Depreciation            _______   _______   _______   _______   _______   _______   _______

  NET PROPERTY, PLANT AND EQUIPMENT       _______   _______   _______   _______   _______   _______   _______

OTHER ASSETS                              _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

       ________________________________   _______   _______   _______   _______   _______   _______   _______

   TOTAL ASSETS                           _______   _______   _______   _______   _______   _______   _______

* Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

                                                                      FORM OPR-2

CASE NAME: Eligix Inc. Debtor in Possession           COMPARATIVE BALANCE SHEETS

CASE NUMBER: 03-11584                              MONTH ENDED: AUGUST 31, 2003

Please see attached

                                          FILING
                                           DATE      MONTH     MONTH     MONTH     MONTH     MONTH     MONTH

LIABILITIES                               _______   _______   _______   _______   _______   _______   _______

POST PETITION LIABILITIES [OPR-4]            -0-    _______   _______   _______   _______   _______   _______

PRE PETITION LIABILITIES
 Priority Debt                            _______   _______   _______   _______   _______   _______   _______

 Secured Debt                             _______   _______   _______   _______   _______   _______   _______

 Unsecured Debt                           _______   _______   _______   _______   _______   _______   _______

  TOTAL PRE PETITION LIABILITIES          _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES                      _______   _______   _______   _______   _______   _______   _______

SHAREHOLDERS' EQUITY (DEFICIT)

 PREFERRED STOCK                          _______   _______   _______   _______   _______   _______   _______

 COMMON STOCK                             _______   _______   _______   _______   _______   _______   _______

 PAID-IN CAPITAL                          _______   _______   _______   _______   _______   _______   _______

 RETAINED EARNINGS
  Through Filing Date                     _______   _______   _______   _______   _______   _______   _______

  Post Filing Date                        _______   _______   _______   _______   _______   _______   _______

   TOTAL SHAREHOLDERS' EQUITY             _______   _______   _______   _______   _______   _______   _______

   TOTAL LIABILITIES AND                  _______   _______   _______   _______   _______   _______   _______
    SHAREHOLDERS' EQUITY

                                                                      FORM OPR-1
                                                                      FORM OPR-2

Case Name    Bio Transplant Incorporated Debtor in Possession
Case Number  03-211585 CJK
                 August 31, 2003

Case Name    Eligix Incorporated Debtor in Possession
Case Number  03-211584 CJK

While the cases for Bankruptcy purposes are separate, Bio Transplant and Eligix report on a consolidated basis for tax and Securities and Exchange Commission purposes. Accordingly, and because these reports will be disclosed under SEC 8-K filings, BTI and ELIGIX are filing these MOR's to reflect figures both on consolidated and stand alone bases

                                                                                               March 31, 2003
                                                                            Consolidated BTI       Eligix          BTI ONLY
       Cash                                                                 $      2,992,428                    $    2,992,428
       Accounts Receivable                                                           251,850           11,900          239,950
       Less allowance for DA                                                               -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 240,262                           240,262
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,992,015           11,900        3,980,115

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                0
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets                                                                                                          -
           Deposits                                                                  128,000          128,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,621,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                               18,048,922        2,089,110       13,959,812
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $         32,682   $        6,767   $       25,915
       Pre-Petition Liabilities
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                      1,089,049                         1,089,049
           Unsecured Debt-received post 2/27/03                                        1,227                             1,227
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,357,280           29,662        2,327,618
                                                                            --------------------------------------------------
           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,197,335           36,429        7,160,906
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       164,878,881                       162,878,881
           Retained Earnings                                                                                                 -
                          Through Filing Date                                   (153,252,212)                     (153,252,212)
                          Post Filing Date                                          (179,854)               -         (173,087)
                          ELIGIX Unadj. Retained Earnings-at Filing Date                   -        2,059,448       (2,059,448)
                          ELIGIX Unadj. Retained Earnings-Post Filing Date                             (6,767)               -
                                                                            --------------------------------------------------
           Total Shareholder's Equity                                              8,851,587        2,052,881        6,798,906
                                                                            --------------------------------------------------
           Total Liabilities and Shareholders Equity                        $     16,048,922   $    2,089,110   $   13,959,812
                                                                            ==================================================

                                                                                               April 30, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,810,351                    $    2,810,351
       Accounts Receivable                                                           250,372           11,900          238,472
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                  89,368                            89,368
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,657,566           11,900        3,645,666

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                -
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,949,210        1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000                -
           Intangible Assets                                                       6,142,856                         6,142,856
           Goodwill                                                                2,621,187                         2,621,187
                                                                            --------------------------------------------------
       Total Assets                                                               15,593,473        1,968,110       13,625,363
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        378,739   $       14,243    $     364,496
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805
           Secured Debt                                                                    -           11,553                -
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                        895,788                           895,788
           Unsecured Debt-received post 2/27/03                                        2,060                             2,060
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,164,852           29,662        2,135,190
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,350,964           43,905        7,307,059
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
                   Retained Earnings                                                                                         -
                   Through Filing Date                                          (153,252,212)                     (153,252,212)
                   Post Filing Date                                                  174,203                           174,203
                   ELIGIX Unadj. Retained Earnings-at Filing Date                   (963,134)               -         (827,892)
                   ELIGIX Unadj. Retained Earnings-Post Filing Date                                 2,059,448       (2,059,448)
                                                                                                     (135,243)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  8,242,510        1,924,206        6,318,304
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,593,473   $    1,968,110    $  13,625,363
                                                                            ==================================================

                                                                                               May 31, 2003
                                                                            CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                                                                 $      2,700,387                    $    2,700,387
       Accounts Receivable                                                           250,372           11,900          238,472
       Less allowances for DA                                                              -                                 -
       Inventory at Cost                                                             507,475                -          507,475
       Prepaid Expenses and Deposits                                                 229,996                           229,996
       Investments                                                                         -                                 -
       Other                                                                                                                 -
                                                                            --------------------------------------------------
       Total Current Assets                                                        3,688,230           11,900        3,676,330

       Property, Plant and Equipment
           BioTransplant                                                           7,388,148                         7,388,148
           Eligix Assets                                                           1,949,210        1,949,210                -
           Less Accumulated Depreciation                                          (6,172,494)                       (6,172,494)(A)
                                                                            --------------------------------------------------
           Net Property, Plant and Equipment                                       3,164,864        1,968,110        1,215,654

       Other Assets
           Deposits                                                                    7,000            7,000                -
           Intangible Assets                                                       6,142,856                         6,142,856(A)
           Goodwill                                                                2,621,187                         2,621,187(A)
                                                                            --------------------------------------------------
       Total Assets                                                               15,624,137        1,968,110       13,656,027
                                                                            ==================================================

       Liabilities
       Post Petition Liabilities                                            $        748,237   $       14,388    $     733,849
       Pre-Petion Liabilities                                                                                                -
           Priority Debt                                                              11,805                            11,805(D)
           Secured Debt                                                                    -           11,553                -(C)
           Unsecured Debt                                                          1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued Liabilities                                        893,130                           893,130(B)
           Unsecured Debt-received post 2/27/03                                       15,447                            15,447
                                                                            --------------------------------------------------
           Total Pre-Petition Liabilities                                          2,175,581           29,662        2,145,919
                                                                            --------------------------------------------------

           Deferred Revenue                                                        4,807,373                         4,807,373(A)
                                                                            --------------------------------------------------
           Total Liabilities                                                       7,731,191           44,050        7,687,141
                                                                            --------------------------------------------------

       Shareholder's Equity (Deficit)                                                                                        -
           Deferred Compensation                                                    (851,412)                         (851,412)(E)
           Preferred Stock                                                                 -                                 -
           Common Stock                                                              256,184                           256,184
           Paid in Capital                                                       162,878,881                       162,878,881
                    Retained Earnings                                                                                        -
                    Through Filing Date                                         (153,252,212)                     (153,252,212)(A)
                    Post Filing Date                                                 160,815                           160,815 (F)
                    ELIGIX Unadj. Retained Earnings-at Filing Date                (1,299,310)               -       (1,163,922)
                    ELIGIX Unadj. Retained Earnings-Post Filing Date               2,059,448       (2,059,448)
                                                                                                     (135,388)               -
                                                                            --------------------------------------------------
       Total Shareholder's Equity                                                  7,892,946        1,924,061        5,968,885
                                                                            --------------------------------------------------
       Total Liabilities and Shareholders Equity                            $     15,624,137   $    1,968,110    $  13,656,027
                                                                            ==================================================


                                                          JUNE 30, 2003                                 JULY 31, 2003
                                         CONSOLIDATED BTI   ELIGIX      BTI ONLY      CONSOLIDATED BTI    ELIGIX    BTI ONLY
       Cash                              $  2,462,160                 $ 2,462,160          $  2,397,325            $  2,397,325
       Accounts Receivable                    179,795       11,900        167,895               119,795     11,900      107,895
       Less allowances for DA                       -                           -                     -                       -
       Inventory at Cost                      507,475            -        507,475               507,475          -      507,475
       Prepaid Expenses and Deposits          213,445                     213,445               193,144                 193,144
       Investments                                  -                           -                     -                       -
       Other                                                                    -                                             -
                                                                                -                                             -
                                         --------------------------------------------------------------------------------------
       Total Current Assets                 3,362,875       11,900      3,350,975             3,217,739     11,900    3,205,839

       Property, Plant and Equipment                                                                                          -
           BioTransplant                    7,388,148                   7,388,148             7,388,148               7,388,148
           Eligix Assets                    1,949,210    1,949,210              -             1,949,210  1,949,210            -
           Less Accumulated Depreciation   (6,172,494)                 (6,172,494)(A)        (6,172,494)             (6,172,494)(A)
                                         --------------------------------------------------------------------------------------
           Net Property, Plant and
           Equipment                        3,164,864    1,949,210      1,215,654             3,164,864  1,949,210    1,215,654
                                                                                                                              -
       Other Assets                                                                                                           -
           Deposits                             7,000        7,000              -                 7,000      7,000            -
           Intangible Assets                6,142,856                   6,142,856(A)          6,142,856               6,142,856 (A)
           Goodwill                         2,621,187                   2,621,187(A)          2,621,187               2,621,187 (A)
                                         --------------------------------------------------------------------------------------
       Total Assets                        15,298,782    1,968,110     13,330,672           $15,153,646 $1,968,110  $13,185,536
                                         ======================================================================================

       Liabilities
       Post Petition Liabilities         $    700,333   $   17,430    $   682,803           $   793,280  $  17,904  $   775,376
       Pre-Petition Liabilities                                                 -                                             -
           Priority Debt                       11,805                      11,805(D)             11,805                  11,805 (D)
           Secured Debt                             -       11,553              -(C)                  -     11,553            - (C)
           Unsecured Debt                   1,256,199       18,109      1,225,537             1,255,199     18,109    1,225,537
           Unsecured Debt-Accrued
           Liabilities                        893,130                     893,130(B)(F)         893,130                 893,130 (B)
           Unsecured Debt-received
           post 2/27/03                        21,526            -         21,526                30,405          -       30,405
                                          -------------------------------------------------------------------------------------
           Total Pre-Petition Liabilities   2,181,660       29,662      2,151,998             2,190,539     29,662    2,160,877
                                          -------------------------------------------------------------------------------------
                                                                                                                              -
           Deferred Revenue                 4,807,373                   4,807,373(A)          4,807,373               4,807,373 (A)
                                                                                                                              -
                                          -------------------------------------------------------------------------------------
           Total Liabilities                7,689,366       47,092      7,642,274             7,791,192     47,566    7,743,626
                                          -------------------------------------------------------------------------------------
                                                                                                                              -
       Shareholder's Equity (Deficit)                                           -                                             -
           Deferred Compensation             (851,412)                   (851,412)(E)          (851,412)               (851,412)(E)
           Preferred Stock                          -                           -                     -                       -
           Common Stock                       256,241                     266,241               256,241                 256,241
           Paid in Capital                162,879,450                 162,879,450           162,879,450             162,879,450
           Retained Earnings                                                    -                                             -
               Through Filing Date       (153,252,212)               (153,252,212)(A)      (153,252,212)           (153,252,212)(A)
               Adj. to RE pre-petition        154,736                     154,736 (F),(F1)      145,857                 145,857 (F)
               Post Filing Date            (1,577,367)           -      1,438,967            (1,815,470)         -   (1,676,566)
               ELIGIX Unadj. Retained
               Earnings - at Filing Date           -     2,059,448    (2,059,448)                     -  2,059,448   (2,059,448)
               ELIGIX Unadj. Retained
               Earnings - Post Filing Date                (138,430)            -                          (138,904)           -
                                          -------------------------------------------------------------------------------------
       Total Shareholder's Equity           7,609,416    1,921,016     5,686,398              7,362,454  1,920,544    5,441,910
                                          -------------------------------------------------------------------------------------
                                                    -                          -                      -                       -
                                          -------------------------------------------------------------------------------------
       Total Liabilities and
       Shareholders Equity                $15,298,782   $1,968,110   $13,330,671           $ 15,153,646 $1,968,110 $ 13,185,536
                                          =====================================================================================

                                                          AUGUST 31, 2003
                                         CONSOLIDATED BTI       ELIGIX          BTI ONLY
       Cash                              $      2,392,624                    $    2,392,624
       Accounts Receivable                         59,795           11,900           47,895
       Less allowances for DA                                            -                -
       Inventory at Cost                          507,475                -          507,475
       Prepaid Expenses and Deposits              172,843                           172,843
       Investments                                      -                                 -
       Other                                                                              -
                                         --------------------------------------------------
       Total Current Assets                     3,132,737           11,900        3,120,837

       Property, Plant and Equipment
           BioTransplant                        7,388,148                         7,388,148
           Eligix Assets                        1,949,210        1,949,210                -
           Less Accumulated Depreciation       (6,172,494)                       (6,172,494)  (A)
                                         --------------------------------------------------
           Net Property, Plant and Equipment    3,164,864        1,949,210        1,215,854

       Other Assets
           Deposits                                 7,000            7,000                -
           Intangible Assets                    6,142,856                         6,142,856
           Goodwill                             2,621,187                         2,621,187  (A)
                                         --------------------------------------------------
       Total Assets                      $     15,068,644   $    1,968,110   $   13,100,534
                                         ==================================================

       Liabilities
       Post Petition Liabilities         $        915,559   $       18,225   $      897,334
       Pre-Petion Liabilities                                                             -
           Priority Debt                           11,805                            11,805  (D)
           Secured Debt                                 -           11,553                -  (C)
           Unsecured Debt                       1,255,199           18,109        1,225,537
           Unsecured Debt-Accrued
           Liabilities                            893,130                           893,130  (B)
           Unsecured Debt-received
           post 2/27/03                            30,405                            30,405
                                         --------------------------------------------------
           Total Pre-Petition
           Liabilities                          2,190,539           29,662        2,160,877
                                         --------------------------------------------------

           Deferred Revenue                     4,807,373                         4,807,373  (A)
                                         --------------------------------------------------
           Total Liabilities                    7,913,471           47,413        7,866,058
                                         --------------------------------------------------

       Shareholder's Equity (Deficit)
           Deferred Compensation                 (851,412)                         (851,412) (E)
           Preferred Stock                              -                                 -
           Common Stock                           256,241                           256,241
           Paid in Capital                    162,879,450                       162,879,450
               Retained Earnings                       -                                  -
               Through Filing Date           (153,252,212)                     (153,252,212) (A)
               Adj. to RE pre-petition
               Post Filing Date                   145,857                -          145,857  (F)
               ELIGIX Unadj. Retained
               Earnings-at Filing Date         (2,022,751)               -       (1,883,526)
               ELIGIX Unadj. Retained
               Earnings-Post Filing Date                -        2,059,448       (2,059,448)
                                                                  (139,225)               -
                                         --------------------------------------------------
       Total Shareholder's Equity               7,155,173        1,920,697        5,234,476
                                         --------------------------------------------------
                                                        -                                 -
                                         --------------------------------------------------
       Total Liabilities and
       Shareholders Equity               $     15,068,644   $    1,968,110   $   13,100,534
                                         ==================================================

       (A) Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated. As of May 28, 2003, Biotransplant Incorporated has not closed its December 31, 2002 accounting records as a results of a delay in completing the 2002 year end audit due to chapter 11 filing.

       The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue
       (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

       (B) We expect this amount will also be adjusted downward upon the completion of our 2002 year end audit.

       (C) Plus undetermined value of debt secured by Collateral for BioTransplant Incorporated.

       (D) Amount reflects joint obligation of BioTransplant Incorporated and Eligix, Inc. for tax and SEC reporting purposes.

       (E) Deferred compensation is the net amount of expense to be amortized and recognized relating to stock based compensation granted by BTI to its employees.

       (F) $107,000 of accrued vacation was reversed in April. It related to pre-petition period. All of the accrued vacation sums were paid in January 03. $67,000 of pre-petition accrued legal fees were reversed as they had been paid pre-petition. $13,388 of new invoices received which related to expenses incurred during pre-petition period.

                                                                      FORM OPR-3

CASE NAME: Eligix Inc. Debtor in possession       SUMMARY OF ACCOUNTS RECEIVABLE

CASE NUMBER: 03-11584                             MONTH ENDED: AUGUST 31, 2003

                                                          0-30         31-60          61-90       OVER
                                           TOTAL          DAYS          DAYS          DAYS       90 DAYS
DATE OF FILING 2/27/03                   $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts                 (0)   (_________)   (_________)   (_________)          (0)

MONTH: 3/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts                 (0)   (_________)   (_________)   (_________)          (0)

MONTH: 4/30/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 5/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)


MONTH: 6/30/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

MONTH: 7/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)           (1)  (_________)

MONTH: 8/31/03                           $   11,900    __________    __________    __________   $   11,900

 Allowance for doubtful accounts         (_________)   (_________)   (_________)   (_________)  (_________)

Note: Total accounts receivable and total allowance for doubtful accounts shown here must agree with the same items as shown on Form OPR-1.

                                                                      FORM OPR-4

CASE NAME: Eligix Inc. Debtor in possessions        SCHEDULE OF POSTPETITION LIABILITIES

CASE NUMBER:  03-11584                              MONTH ENDED: AUGUST 31, 2003

                                     DATE       DATE       TOTAL      0-30      31-60      61-90      OVER
                                   INCURRED      DUE        DUE       DAYS      DAYS       DAYS      90 DAYS
TAXES PAYABLE
 Federal Income Taxes              ________   ________   ________   ________   ________   ________   ________

 FICA - Employer's share           ________   ________   ________   ________   ________   ________   ________

 FICA - Employee's share           ________   ________   ________   ________   ________   ________   ________

 Unemployment Tax                  ________   ________   ________   ________   ________   ________   ________

 State Income Tax                  ________   ________   ________   ________   ________   ________   ________

 State Sales & Use Tax             ________   ________   ________   ________   ________   ________   ________

 State ____ Tax.                   ________   ________   ________   ________   ________   ________   ________

 Personal Property Tax             ________   ________   ________   ________   ________   ________   ________

   TOTAL TAXES PAYABLE             ________   ________   ________   ________   ________   ________   ________

POSTPETITION SECURED DEBT          ________   ________   ________   ________   ________   ________   ________

POSTPETITION UNSECURED DEBT        8/31/03    ________   $ 17,751   ________   ________   ________   ________

ACCRUED INTEREST PAYABLE           ________   ________   ________   ________   ________   ________   ________

TRADE ACCOUNTS PAYABLE & OTHER:
(list separately*)

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

______________________________     ________   ________   ________   ________   ________   ________   ________

 TOTALS                            ________   ________   $ 17,751   ________   ________   ________   ________

* Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2 of this report.

                                                                      FORM OPR-5

CASE NAME:  ELIGIX INC.                            INCOME STATEMENT

CASE NUMBER 03-11584                               MONTH ENDED:  AUGUST 31, 2003

Please see attached

                                                                                                      FILING
                                     MONTH     MONTH      MONTH      MONTH      MONTH      MONTH     TO DATE
                                   ________   ________   ________   ________   ________   ________   ________

NET REVENUE (INCOME)               ________   ________   ________   ________   ________   ________   ________

COST OF GOODS SOLD
 Materials                         ________   ________   ________   ________   ________   ________   ________

 Labor - Direct                    ________   ________   ________   ________   ________   ________   ________

 Manufacturing Overhead            ________   ________   ________   ________   ________   ________   ________

   TOTAL COST OF GOODS SOLD        ________   ________   ________   ________   ________   ________   ________

GROSS PROFIT                       ________   ________   ________   ________   ________   ________   ________

OPERATING EXPENSES
 Selling and Marketing             ________   ________   ________   ________   ________   ________   ________

 General and Administrative        ________   ________   ________   ________   ________   ________   ________

 Other: ______________             ________   ________   ________   ________   ________   ________   ________

   TOTAL OPERATING EXPENSES        ________   ________   ________   ________   ________   ________   ________

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR
 EXTRAORDINARY EXPENSES            ________   ________   ________   ________   ________   ________   ________

INTEREST EXPENSE                   ________   ________   ________   ________   ________   ________   ________

DEPRECIATION                       ________   ________   ________   ________   ________   ________   ________

INCOME TAX EXPENSE (BENEFIT)       ________   ________   ________   ________   ________   ________   ________

EXTRAORDINARY INCOME (EXPENSE)     ________   ________   ________   ________   ________   ________   ________

    NET INCOME (LOSS)              ________   ________   ________   ________   ________   ________   ________

Requires Footnote

                                                                      Form OPR-5

Case Name       Eligix Inc. Debtor in Possession
Case Number     03-11584 CJK

Month Ended August 31, 2003

                                  March 31, 2003   April 30, 2003   May 31, 2003    June 30, 2003   July 31, 2003  August 31, 2003
Net Revenue                       $           -    $           -    $         -     $           -   $              $      -

Cost of Goods Sold
                  Materials
                  Labor-Direct
                  Manufacturing OH
                  Total Cost
                  of Goods Sold

Gross Profit                                  -                -              -

Operating Expenses

                  Selling and Marketing       -                -              -
                  General and
                  Administrative          6,767          128,476(A)         145             3,042          474          321
                  Other

                  Total Operating
                  Expenses                6,767          128,476            145             3,042          474          321

INCOME BEFORE INTEREST, DEPRECIATION,
TAXES OR EXTRAORDINARY EXPENSES           6,767          128,476            145             3,042          474          321

Interest Expense                              -

Depreciation                                  -                -              -                                            (B)

Income Tax Expense (Benefit)                  -                -              -(B)

Extraordinary Income(Expense)                 -                -              -

Interest Income                               -                -              -
                                 --------------   --------------  -------------     -------------  -----------  -----------
Net Income (Loss)                $       (6,767)  $     (128,476) $        (145)    $     (3,042)  $      (474) $      (321)
                                 ==============   ==============  ==============    =============  ===========  ===========

(A) Includes $121,000 of expenses due to forfeiture of Medford facility lease cash deposit court approved settlement.

(B) As of August 31, 2003, BioTransplant Incorporated had not closed its December 31, 2002 accounting records. Eligix Incorporated is a wholly owned subsidiary of BioTransplant Incorporated.

The accounting records as of December 31, 2002 are to be adjusted for various items, including potential write-offs of (i) Property, Plant and Equipment, (ii) Intangible Assets, (iii) Goodwill, (iv) Deferred Revenue (v) and amounts recognized as stock based Deferred Compensation. These write-offs and other final year end audit adjustments could potentially effect the monthly financial results. As such, no depreciation, amortization of intangible assets or stock based compensation expense is recognized for any of the months during 2003.

                                                                      FORM OPR-6

CASE NAME:    Eligix Inc.                  STATEMENT OF SOURCES AND USES OF CASH

CASE NUMBER:  03-11584                     MONTH ENDED: AUGUST 31, 2003

Please see attached


                                    MONTH      MONTH      MONTH      MONTH      MONTH       MONTH      MONTH     MONTH     MONTH
                                   ________   ________   ________   ________   ________   ________   ________   _______   _______

SOURCES OF CASH
 Income (Loss) From Operations     ________   ________   ________   ________   ________   ________   ________   _______   _______
  Add: Depreciation, Amortization
       & Other Non-Cash Items      ________   ________   ________   ________   ________   ________   ________   _______   _______

OPERATIONS                         ________   ________   ________   ________   ________   ________   ________   _______   _______

 Add: Decrease in Assets:
      Accounts Receivable          ________   ________   ________   ________   ________   ________   ________   _______   _______

      Inventory                    ________   ________   ________   ________   ________   ________   ________   _______   _______

      Prepaid Expenses & Deposits  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Property, Plant & Equipment  ________   ________   ________   ________   ________   ________   ________   _______   _______

      Other                        ________   ________   ________   ________   ________   ________   ________   _______   _______

 Increase in Liabilities:
      Pre Petition Liabilities     ________   ________   ________   ________   ________   ________   ________   _______   _______

      Post Petition Liabilities    ________   ________   ________   ________   ________   ________   ________   _______   _______

    TOTAL SOURCES OF CASH(A)       ________   ________   ________   ________   ________   ________   ________   _______   _______

USES OF CASH
 Increase in Assets:
   Accounts Receivable             ________   ________   ________   ________   ________   ________   ________   _______   _______

  Inventory                        ________   ________   ________   ________   ________   ________   ________   _______   _______

  Prepaid Expenses & Deposits      ________   ________   ________   ________   ________   ________   ________   _______   _______

  Property, Plant & Equipment      ________   ________   ________   ________   ________   ________   ________   _______   _______

  Other                            ________   ________   ________   ________   ________   ________   ________   _______   _______

Decrease in Liabilities:
 Pre Petition Liabilities          ________   ________   ________   ________   ________   ________   ________   _______   _______

 Post Petition Liabilities         ________   ________   ________   ________   ________   ________   ________   _______   _______

      TOTAL USES OF CASH(B)        ________   ________   ________   ________   ________   ________   ________   _______   _______

NET SOURCE (USE)
 OF CASH (A-B = NET)               ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - BEGINNING BALANCE
 (See OPR-1)                       ________   ________   ________   ________   ________   ________   ________   _______   _______

CASH - ENDING BALANCE
 (See OPR-1)                      ________   ________   ________   ________   ________   ________   ________   _______   _______

                                                                      FORM OPR-6

CASE NAME        ELIGIX INCORPORATED, DEBTOR IN POSSESSION

CASE NUMBER      03-11584 CJK

Month Ended August 31, 2003

                      STATEMENT OF SOURCES AND USES OF CASH

                                      MARCH 31,2003  APRIL 30,2003  MAY 31,2003  JUNE 30, 2003  JULY 31, 2003   AUGUST 31, 2003
SOURCES OF CASH
             Income (Loss) From
             Operations              $      (6,767)  $    (128,476) $     (145)  $     (3,042)  $      (474)     $        (321)
             Add: Depreciation,
             Amortization
             & Other Non-Cash Items

OPERATIONS
  Add:       Decrease in Assets:
             Accounts Receivable                 -               -           -
             Inventory                           -               -           -
             Prepaid Expenses &
             Deposits                            -               -           -
             Property, Plant and
             Equipment                           -               -           -
             Other                               -               -           -

             Increase in Liabilities
             Pre-Petition Liabilities            -               -           -
             Post Petition Liabilities           -               -           -

             TOTAL SOURCES OF CASH(A)       (6,767)       (128,476)       (145)        (3,042)         (474)              (321)

USES OF CASH
             Increase in Assets:
             Accounts Receivable                 -               -           -
             Inventory                           -               -           -
             Prepaid Expenses &
             Deposits                            -               -           -
             Property, Plant and
             Equipment
             Other                               -               -           -

             Decrease in Liabilities
             Pre-Petition Liabilities            -               -           -
             Post Petition Liabilities           -               -           -

             TOTAL USES OF CASH(B)               -               -           -

NET SOURCE (USE) OF CASH
(A-B=NET)                               $   (6,767)   $   (128,476)    $  (145)    $   (3,042)    $    (474)              (321)

CASH-BEGINNING BALANCE                  $        -    $          -     $     -     $        -     $       -                  -
CASH_ENDING BALANCE                     $        -    $          -     $     -     $        -     $       -                  -

NOTE: Eligix incorporated is a wholly owned subsidiary of BioTransplant Incorporated.
Eligix Incorporated does not have any cash, all its expenses are paid for by BioTransplant Incorporated. BioTransplant Incorporated presents its financials on a consolidated basis.